AMENDED 8-K MAY 31, 1996







               SECURITIES AND EXCHANGE COMMISSION

                      Washington DC   20549

            _________________________________________

                           FORM  8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934





 Date of Report (Date of earliest event reported):  May 31, 1996



               EXECUTONE INFORMATION SYSTEMS, INC.
     (Exact name of registrant as specified in its charter)

          Virginia                 0-11551                86-0449210
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)


    478 Wheelers Farms Road, Milford, Connecticut           06460
       (Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code:  (203) 876-7600

Item 2.  Disposition of Assets.

On May 31, 1996, the Company sold substantially all of the Direct Sales and Services Group, including its network services division and National Service Center to Clarity Telecom Holdings, Inc. (Clarity), an acquisition company led by Bain Capital, Inc. The purchase price consisted of $61.5 million in cash, a $5.9 million note and warrants to purchase 8% of the common stock of the new company issued as of the closing, for $1.1 million, exercisable for three years. The attached pro forma condensed consolidated financial statements are based upon a purchase price valuation of $69.6 million, which includes the cash consideration and the fair value of the note and warrants.

In addition to the transaction with Clarity, the pro forma condensed financial statements also reflect the disposition of the Company's Pittsburgh direct sales office and the impact of dispositions that the Company believes are probable of occurring, including the inmate calling business and the videoconferencing division, which are being sold separately to different purchasers. None of such businesses constituted a material portion of the Company's assets, revenues or income.


Forward-Looking Statements

In connection with initial announcement of the reported sale, the Company's management projected pro forma revenues in 1995 and pro forma pretax income, assuming certain expense eliminations, which was not intended to meet the requirements of Regulation S-X but was intended to provide a forward-looking estimate. The pro forma pretax income for 1995 included in this filing can be reconciled to the previously provided forward-looking estimate as follows (in millions of dollars):

          1995 Pretax loss per pro forma           $(21.1)
          Add:  Estimated interest income on
              investment of sale proceeds             2.2
          Add:  Provision for restructuring          25.1
                                                      6.2

          Forward-looking adjustments
           not included in pro forma:
           Acquisition costs                          1.0
           Goodwill amortization and other            0.8
          1995 forward-looking pretax estimate       $8.0

Item 7.  Financial Statements and Exhibits.                     Page

(b)   Pro forma condensed financial information                   4

      Pro forma consolidated balance sheet at March 31, 1996 5 Pro forma consolidated statement of operations for the
          three-month period ended March 31, 1996                 6
     Pro forma consolidated statement of operations for the
          year ended December 31, 1995                            7


(c)  Exhibits                                                     9

(2) Asset Purchase Agreement by and among Tone Holdings, Inc. and Tone Acquisition Corporation, Executone Network Services, Inc. and Executone Information Systems, Inc. dated as of April 9, 1996 and Amendment No. 1 to Asset Purchase Agreement dated as of May 31, 1996, by and among Clarity Telecom Holdings, Inc. (formerly known as Tone Holdings, Inc.), Clarity Telecom, Inc. (formerly known as Tone Acquisition Corporation), Executone Network Services, Inc. and Executone Information Systems, Inc. Incorporated by reference to the Company's Annual Report on Form 10-K/A filed June 4, 1996.

               Executone Information Systems, Inc.
     Unaudited Pro Forma Consolidated Financial Information


The historical consolidated financial statements of Executone Information Systems, Inc. are as originally reported in its reports on Forms 10-K and 10-Q. The balance sheet and statements of operations of the telephony businesses sold to Clarity are based upon the historical financial results of the Direct Sales and Services Group, including the network services division, for the respective periods. In addition, the Company previously announced that is was negotiating an agreement to sell its videoconferencing division. Although terms have not yet been finalized, the pro forma condensed statements reflect a loss of approximately $3.9 million as a result of the disposition. The pro forma condensed statements also reflect the sale of the Pittsburgh direct sales office at its approximate book value and the disposal of the Company's inmate calling business which is expected to result in a loss of approximately $1 million. Both the videoconferencing and inmate losses were accrued as of March 31, 1996. Therefore, the March 31, 1996 pro forma balance sheet reflects these amounts on an as reported basis.


The sale of the Direct Sales and Service offices (including the separate sale of the Pittsburgh office) relates primarily to the retail distribution channel of the Computer Telephony division and includes the entire network services division. After the sale, the Computer Telephony division will consist of telephony product sales to independent distributors, of which Clarity will be the largest distributor, along with the National Accounts and Federal Systems marketing groups. The Company retains its Healthcare Communications and Call Center Management businesses and the Unistar business. As noted above, the videoconferencing division will be sold.

The pro forma condensed consolidated balance sheet as of March
31, 1996 has been prepared to reflect the use of a portion of the proceeds from these transactions to repay the Company's bank borrowings, assuming the transaction had taken place at that date. The pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the three-month period ended March 31, 1996 have been prepared assuming these transactions occurred January 1, 1995 and January 1, 1996, respectively. The condensed statements of operations also reflect the impact of reductions in force which have already been made related to these dispositions.

The pro forma information does not purport to represent the Company's actual results of operations if the transactions described above would have occurred at the beginning of the respective periods. In addition, the information may not be indicative of future results.


      Executone Information Systems, Inc. and Subsidiaries
         Pro Forma Condensed Consolidated Balance Sheet
                         March 31, 1996
                            Unaudited

                                                      DSOs Incl.
                                                    Long Distance
(000s)                                                Businesses      Pro Forma        EISI
                                           EISI          Sold        Adjustments     Pro Forma
ASSETS
Current Assets:
 Cash and cash equivalents             $   6,278     $       0         $39,188  (a)   $ 45,466
 Accounts receivable, net                 43,291       (16,746)         (1,000) (c)     25,545
 Inventories                              35,399       (14,543)         (4,000) (c)     16,856
 Prepaid expense and other current assets  2,241        (1,922)              0             319
     Total Current Assets                 87,209       (33,211)         34,188          88,186

Property & Equipment, Net                 16,522        (5,918)         (2,000) (c)      8,604
Intangibles, Net                          19,990             0               0          19,990
Deferred Taxes                            33,327             0         (18,284) (d)     15,043
Other Assets                               4,497          (961)          7,774  (a)     11,310
     Total Assets                       $161,545      $(40,090)        $21,678        $143,133

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable                      $  30,824     $  (6,545)        $     0        $ 24,279
 Deferred revenue and customer deposits   20,127       (19,270)              0             857
 Other current liabilities                19,143        (4,969)          1,728  (b)     15,902
     Total Current Liabilities            70,094       (30,784)          1,728          41,038

Long-Term Debt                            28,879          (387)        (15,312) (a)     13,180
Long-Term Deferred Revenue                 2,780        (2,469)              0             311
     Total Liabilities                   101,753       (33,640)        (13,584)         54,529

Stockholders Equity:
 Common stock                                519             0               0             519
 Preferred stock                           7,300             0               0           7,300
 Additional paid-in capital               79,716             0             100  (b)     79,816
 Retained earnings (deficit)             (27,743)       (6,450)         35,162  (d)        969
     Total Stockholders' Equity           59,792        (6,450)         35,262          88,604
     Total Liabilities and Stockholders'
           Equity                       $161,545      $(40,090)        $21,678        $143,133


 (a) To reflect total cash and noncash proceeds of $69.6 million for the sale of all of the Company's direct sales and services offices, net of $15.3 million repayment of the Company's revolving credit facility and audit, legal and other cash expenses directly related to the sale. Other asset adjustment includes writeoff of debt issue costs relating to the credit facility.
 (b) Adjustments for additional legal, sales tax, consulting and insurance costs related to the separation of the businesses sold from the Company.
 (c) Adjustments to estimate additional assets sold but not reflected on direct sales office books and inventory adjustments for potential losses as a result of the transitional split.
 (d) Deferred tax asset reduction due to utilization of NOLs for gain on sale. Adjustments to retained earnings, net of amount applicable to DSOs sold, reflect estimated net after tax impact of sale of approximately $28.7 million.


              Executone Information Systems, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                     Three-Month Period Ended March 31, 1996
                                    Unaudited


                                                                                             Executone
                                 Executone              Businesses Sold            Pro      Information
                                Information     DSO's incl.                       Forma     Systems, Inc.
(000)                           Systems, Inc.   LD Reseller   Inmate    Video  Adjustments    Pro Forma
Revenues                           66,966         (45,329)    (1,385)    (916)    13,568  (a)   32,904

Cost of Revenues                   40,446         (29,568)    (1,330)    (684)    12,984  (a)   21,848
      Gross Profit                 26,520         (15,761)       (55)    (232)       584        11,056

Operating Expenses:
      Product development and
          engineering               3,764               0          0        0          0         3,764
      Selling, general and
          administrative           26,256         (15,421)      (328)    (886)      (293) (c)    9,328
        Total Operating Expenses   30,020         (15,421)      (328)    (886)      (293)       13,092

Operating Income/(Loss)            (3,500)           (340)       273      654        877        (2,036)
Interest and Other Expenses, Net      592              66        (65)       0       (340) (b)      253
Loss on Sale of Businesses  (e)    (4,877)              0          0        0          0        (4,877)

Income Before Income Taxes         (8,969)           (406)       338      654      1,217        (7,166)
Provision for Income Taxes         (3,611)           (162)       135      262        487  (d)   (2,890)
Net Income/(Loss)                  (5,358)           (244)       203      392        730        (4,276)

Earnings/(Loss) Per Share          ($0.10)                                                      ($0.08)
Weighted Average Shares Outstand'g 51,853                                                       51,853




(a)To addback revenue and cost impact of sales from Executone to the DSO's which originally were eliminated in consolidation.
(b)To reflect the reduction of interest expense due to debt repayment using sale proceeds. Estimated interest income of $550 generated by the investment of remaining proceeds is not reflected in the pro forma statement.
(c)Impact of reduction in force associated with business dispositions.
(d)To reflect the tax impact of pro forma adjustments at a 40% effective rate.
(e)Loss accrued for Videoconferencing and Inmate sales and reported in Statement of Operations for the three-month period ended March 31, 1996.

                                      6

              Executone Information Systems, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                          Year-ended December 31, 1995
                                    Unaudited


                                                                                              Executone
                                 Executone               Businesses Sold            Pro      Information
                                Information     DSO's incl.                        Forma    Systems, Inc.
(000)                          Systems, Inc.   LD Reseller   Inmate    Video    Adjustments   Pro Forma
Revenues                          296,393       (193,454)    (6,544)  (2,050)      60,475 (a)   154,820

Cost of Revenues                  173,536       (122,266)    (5,622)  (1,790)      59,287 (a)   103,145
      Gross Profit                122,857        (71,188)      (922)    (260)       1,188        51,675

Operating Expenses:
      Product development and
         engineering               14,703              0          0        0            0        14,703
      Selling, general and
         administrative           100,520        (63,621)    (1,454)  (2,005)      (1,173)(c)    32,267
      Provision for restructuring
         and unusual items         44,042        (18,907)         0        0            0        25,135
        Total Operating Expenses  159,265        (82,528)    (1,454)  (2,005)      (1,173)       72,105

Operating Income/(Loss)           (36,408)        11,340        532    1,745        2,361       (20,430)
Interest and Other Expenses, Net    2,813            101       (337)       0       (1,861)(b)       716

Income Before Income Taxes        (39,221)        11,239        869    1,745        4,222       (21,146)
Provision for Income Taxes         (2,287)        (2,281)       348      698        1,689 (d)    (1,834)
Net Income(Loss)                  (36,934)        13,520        521    1,047        2,533       (19,312)

Earnings(Loss) Per Share           ($0.79)                                                       ($0.41)
Weighted Average Shares Outstand'g 46,919                                                        46,919





(a)To addback revenue and cost impact of sales from Executone to the DSO's which originally were eliminated in consolidation.
(b)To reflect the reduction of interest expense due to debt repayment using sale proceeds. Estimated interest income of $2,200 generated by the investment of remaining proceeds is not reflected in the pro forma statement.
(c) Impact of reduction in force associated with business dispositions.
(d) To reflect the tax impact of pro forma adjustments at a 40% effective rate.
(e) Refer to "Forward-Looking Statements" in Item 2.


                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               EXECUTONE INFORMATION SYSTEMS, INC.


                                By:__________________________________
                                   Anthony R. Guarascio
                                   Vice President, Finance and
                                   Chief Financial Officer


Date:     February 18, 1997

                          EXHIBIT INDEX


Exhibit
Number         Document

     2 Asset Purchase Agreement by and among Tone Holdings, Inc. and Tone Acquisition Corporation, Executone Network Services, Inc. and Executone Information Systems, Inc. dated as of April 9, 1996 and Amendment No. 1 to Asset Purchase Agreement dated as of May 31, 1996, by and among Clarity Telecom Holdings, Inc. (formerly known as Tone Holdings, Inc.), Clarity Telecom, Inc. (formerly known as Tone Acquisition Corporation), Executone Network Services, Inc. and Executone Information Systems, Inc. Incorporated by reference to the Registrant's Annual Report on Form 10-K/A for the year ended December 31, 1995, filed June 4, 1996.